UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 2, 2017

Date of Report

(Date of earliest event reported)

Hudson Pacific Properties, Inc.

Hudson Pacific Properties, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(Hudson Pacific Properties, Inc.)		(Hudson Pacific Properties, Inc.)

Maryland	333-202799-01	80-0579682
(Hudson Pacific Properties, L.P.)		(Hudson Pacific Properties, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company

Hudson Pacific Properties, Inc.	☐
Hudson Pacific Properties, L.P.	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.	☐
Hudson Pacific Properties, L.P.	☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 2, 2017, Hudson Pacific Properties, L.P. completed an underwritten public offering of $400,000,000 aggregate principal amount of its 3.950% Senior Notes due 2027 (the “Notes”), which are fully and unconditionally guaranteed by Hudson Pacific Properties, Inc. The terms of the Notes are governed by a base indenture, dated as of October 2, 2017, by and among Hudson Pacific Properties, L.P., as issuer, Hudson Pacific Properties, Inc., as guarantor, and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of October 2, 2017, by and among Hudson Pacific Properties, L.P., Hudson Pacific Properties, Inc. and the Trustee. The base indenture and the supplemental indenture contain various restrictive covenants, including limitations on Hudson Pacific Properties, L.P.’s ability to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Copies of the base indenture and the supplemental indenture, including the form of the Notes and the guarantee, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The base indenture as supplemented by the supplemental indenture is referred to herein collectively as the indenture.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 2, 2017, Hudson Pacific Properties, L.P. completed an underwritten public offering of $400,000,000 aggregate principal amount of its Notes. The Notes were offered at 99.815% of the principal amount thereof. The Notes are Hudson Pacific Properties, L.P.’s general unsecured senior obligations and rank equally in right of payment with all of its other unsecured senior indebtedness. However, the Notes are effectively subordinated in right of payment to all of Hudson Pacific Properties, L.P.’s existing and future secured indebtedness from time to time outstanding and to all existing and future liabilities and preferred equity of Hudson Pacific Properties, L.P.’s subsidiaries. The Notes bear interest at 3.950% per annum. Interest on the Notes is payable on May 1 and November 1 of each year, beginning May 1, 2018, until the maturity date of November 1, 2027. Hudson Pacific Properties, L.P.’s obligations under the Notes are fully and unconditionally guaranteed by Hudson Pacific Properties, Inc. Copies of the base indenture and supplemental indenture, including the forms of the Notes and guarantee of the Notes by Hudson Pacific Properties, Inc., the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

At any time up to, but not including, August 1, 2027, the Notes will be redeemable in whole or in part from time to time, at Hudson Pacific Properties, L.P.’s option and in Hudson Pacific Properties, L.P.’s sole discretion, at a redemption price equal to the sum of:

•	100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest up to, but not including, the redemption date; and

•	a make-whole premium.

Notwithstanding the foregoing, if the Notes are redeemed on or after August 1, 2027, the redemption price will be equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest up to, but not including, the redemption date.

Certain events are considered events of default, which may result in the accelerated maturity of the Notes, including:

•	default for 30 days in the payment of any installment of interest under the Notes;

•	default in the payment of the principal amount or redemption price due with respect to the notes, when the same becomes due and payable; provided, however, that a valid extension of the maturity of the notes in accordance with the terms of the indenture shall not constitute a default in the payment of principal;

•	Hudson Pacific Properties, L.P.’s failure to comply with any of Hudson Pacific Properties, L.P.’s other agreements in the Notes or the indenture upon receipt by Hudson Pacific Properties, L.P. of notice of such default by the Trustee or by holders of not less than 25% in aggregate principal amount of the Notes then outstanding and the operating partnership’s failure to cure (or obtain a waiver of) such default within 60 days after it receives such notice;

•	failure to pay any debt (as defined in the indenture) (other than non-recourse debt (as defined in the indenture)) for money borrowed by Hudson Pacific Properties, L.P. or Hudson Pacific Properties, Inc. or any significant subsidiary (as defined in the indenture) in an outstanding principal amount in excess of $50.0 million at final maturity or upon acceleration after the expiration of any applicable grace period, which debt (other than non-recourse debt) is not discharged, or such default in payment or acceleration is not cured or rescinded, within 30 days after written notice to Hudson Pacific Properties, L.P. or Hudson Pacific Properties, Inc. from the Trustee (or to Hudson Pacific Properties, L.P. and the Trustee from holders of at least 25% in principal amount of the outstanding Notes); and

•	certain events of bankruptcy, insolvency or reorganization, court appointment of a receiver, liquidator or trustee of Hudson Pacific Properties, L.P., Hudson Pacific Properties, Inc. or any significant subsidiary or any substantial part of their respective property, or commencement of an involuntary case or other proceeding against Hudson Pacific Properties, L.P., Hudson Pacific Properties, Inc. or any significant subsidiary seeking liquidation, reorganization or other relief with respect to Hudson Pacific Properties, L.P., Hudson Pacific Properties, Inc. or any significant subsidiary or its debts under any bankruptcy, insolvency or other similar law (which involuntary case or other proceeding remains undismissed and unstayed for 30 days).

The descriptions of the indenture and the supplemental indenture in this Current Report on 8-K are summaries and are qualified in their entirety by the terms of the indenture and supplemental indenture, respectively.

Item 8.01 Other Events.

In connection with the issuance and sale of the Notes, Hudson Pacific Properties, L.P. and Hudson Pacific Properties, Inc. entered into an underwriting agreement, dated September 25, 2017, with Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in the underwriting agreement. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The offering of the Notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on March 16, 2015 (Registration Nos. 333-202799 and 333-202799-01), a base prospectus, dated September 25, 2017, included as part of the registration statement, and a prospectus supplement, dated September 25, 2017, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Venable LLP, regarding certain Maryland law issues, and as Exhibit 5.2 to this Current Report on Form 8-K an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the Notes and related guarantee.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 25, 2017, among Hudson Pacific Properties, L.P., Hudson Pacific Properties, Inc. and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of October 2, 2017, among Hudson Pacific Properties, L.P., as issuer, Hudson Pacific Properties, Inc., as guarantor, and U.S. Bank National Association, as trustee.

4.2	Supplemental Indenture No. 1, dated as of October 2, 2017, among Hudson Pacific Properties, L.P., as issuer, Hudson Pacific Properties, Inc., as guarantor, and U.S. Bank National Association, as trustee, including the form of 3.950% Senior Notes due 2027 and the guarantee.

5.1	Opinion of Venable LLP

5.2	Opinion of Latham & Watkins LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2)

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 25, 2017, among Hudson Pacific Properties, L.P., Hudson Pacific Properties, Inc. and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of October 2, 2017, among Hudson Pacific Properties, L.P., as issuer, Hudson Pacific Properties, Inc., as guarantor, and U.S. Bank National Association, as trustee.

4.2	Supplemental Indenture No. 1, dated as of October 2, 2017, among Hudson Pacific Properties, L.P., as issuer, Hudson Pacific Properties, Inc., as guarantor, and U.S. Bank National Association, as trustee, including the form of 3.950% Senior Notes due 2027 and the guarantee.

5.1	Opinion of Venable LLP

5.2	Opinion of Latham & Watkins LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 2, 2017

Hudson Pacific Properties, Inc.

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer

Hudson Pacific Properties, L.P.

By:	Hudson Pacific Properties, Inc.
Its General Partner

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer